IMAGEWARE SYSTEMS, INC.

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of December 12, 2011, is made and entered into by and between ImageWare Systems, Inc., a Delaware corporation with its principal executive offices
located at 10815 Rancho Bernardo Road, Suite 310 San Diego, CA 92127  (the “Company”), and each of the purchasers listed on Schedule A hereto (the “Purchasers”).

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the Purchasers, severally and not jointly, desire to purchase and the Company desires to issue and sell to the Purchasers, in each case upon the terms and subject to the conditions set forth in this Agreement, an aggregate of shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (together with any securities into which such shares may be reclassified, whether by merger, charter amendment or otherwise, the “Common Stock”), at a purchase price of $0.50 per share (the “Per Share Purchase Price”) equal to at least $10,000,000 (the "Minimum Amount") and up to $12,500,000;

WHEREAS, each Purchaser shall receive a warrant ("Warrant") to purchase 50% of the number of Shares of Common Stock purchased (the "Warrant Shares").

WHEREAS, each Purchaser, severally and not jointly, wishes to purchase, upon the terms and conditions stated in this Agreement, such number of shares of Common Stock and Warrants (in the form attached hereto as Exhibit A) as is set forth immediately next to such Purchaser’s name on Schedule A hereto;

WHEREAS, simultaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit B (the “Registration Rights Agreement” and collectively with this Agreement, the Questionnaire (attached as Exhibit C hereto), the Warrants, the Placement Agent Warrant and the Registration Rights Agreement, the “Transaction Documents”) pursuant to which the Company has agreed to provide to the Purchasers certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws; and

WHEREAS, the Company has engaged MDB Capital Group, LLC as its exclusive placement agent (the “Placement Agent”) for the offering contemplated hereby and, as a portion of its fee has agreed to issue to the Placement Agent a warrant, in substantially the form of the Warrant and containing such other terms and conditions as may be required under the rules and regulations the Financial Industry Regulatory Authority, Inc. (“FINRA”) (the “Placement Agent Warrant”) to acquire shares of Common Stock (the “Placement Agent Warrant Shares”).

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, the Company and each Purchaser severally (and not jointly) hereby agree as follows:

1.

Purchase and Sale of Common Stock and Warrants.

(a)

Purchase of Common Stock and Warrants.  Subject to the terms and conditions set forth in this Agreement, on the Closing Date (as defined below), the Company shall issue and sell to each Purchaser and each Purchaser, severally and not jointly, agrees to purchase from the Company such number of Shares and such number of Warrants (equal to 50% of the number of Shares of Common Stock purchased) as is set forth next to such Purchaser’s name on Schedule A hereto.

(b)

Closing Date.  Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Common Stock Shares and Warrants pursuant to this Agreement (the “Closing Date”) shall be 9:00 a.m., Pacific time, on the date first written above, or such other mutually agreed upon time.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties and may be undertaken remotely by facsimile or other electronic transmission.

(c)

Closing.  On or prior to the Closing, each Purchaser shall deliver or cause to be delivered the following in accordance with the subscription procedures described in Section 1(e) below:

(i)

this Agreement and the Registration Rights Agreement, duly executed by such Purchaser;

(ii)

an amount equal to the Per Share Purchase Price multiplied by the number of shares of Common Stock to be purchased by such Purchaser as set forth next to such Purchaser’s name on Schedule A hereto (such product, the “Subscription Amount”), in immediately available funds in the form of a wire transfer of immediately available funds to the Company, in accordance with the Company’s written instructions; and

(iii)

a fully completed and duly executed Questionnaire in the form attached as Exhibit C hereto (the “Questionnaire”).

If this Agreement is terminated pursuant to Section 9(k) or the Company does not receive subscriptions for the Minimum Amount, each Purchaser shall receive his her or its Subscription Amount promptly, without interest.

(d)

Subscription Procedure.  Each Purchaser shall deliver or cause to be delivered a duly executed copy of this Agreement, the Registration Rights Agreement and a fully completed and duly executed Questionnaire to the Placement Agent at the following address:  MDB Capital Group, LLC, Attention Bob Clifford, 401 Wilshire Blvd., Suite 1020, Santa Monica, CA 90401. Unless other arrangements have been made with a particular Purchaser, each Purchaser shall also deliver or cause to be delivered the Subscription Amount pursuant to Section 1(c)(ii) hereof.

(e)

Acceptance.  This Agreement sets forth various representations, warranties, covenants and agreements of the Company and the Purchasers, as the case may be, all of which shall be deemed made, and shall be effective without further action by the Company and the Purchasers, immediately upon the Company’s acceptance of a Purchaser’s subscription and shall thereupon be binding upon the Company and the applicable Purchasers.  Acceptance is evidenced only by execution of this Agreement by the Company on its signature page attached hereto and the Company shall have no obligation hereunder to a Purchaser until the Company shall have delivered to such Purchaser an executed copy of this Agreement.

2.

Representations and Warranties of the Purchasers.  Each Purchaser severally (and not jointly) represents and warrants to the Company solely as to such Purchaser that:

(a)

Investment Purpose.  The Securities to be acquired by such Purchaser are being acquired for investment for such Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act.  Such Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities in violation of the Securities Act. Such Purchaser has not been formed for the specific purpose of acquiring the Securities.

(b)

Accredited Investor Status.  Such Purchaser is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act (an “Accredited Investor”).

(c)

Reliance on Exemptions.  Such Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(d)

Information.  Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, financial condition, results of operations, management and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Purchaser or its advisors, and considered all factors such Purchaser deems material in deciding on the advisability of investing the Securities.  Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  Notwithstanding the foregoing representations, neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its advisors or representatives shall modify, amend or affect Purchaser’s right to rely on the Company’s representations and warranties contained in Section 3 below.

(e)

No Governmental Review.  Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(f)

Restricted Securities.  Such Purchaser understands that the Securities have not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser’s representations as expressed herein.  Such Purchaser understands that the Securities are characterized as “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Securities indefinitely unless subsequently registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.

(g)

Legends.  It is understood that, except as provided below, certificates evidencing the Securities may bear the following legend:

“The securities represented hereby have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended, and, accordingly, may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144, or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933, as amended.”

(h)

Authorization; Enforcement.  Each Transaction Document to which such Purchaser is a party: (i) has been duly and validly authorized, (ii) has been duly executed and delivered on behalf of such Purchaser, and (iii) will constitute, upon execution and delivery by such Purchaser thereof and the Company, the valid and binding agreements of such Purchaser enforceable in accordance with their terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and general principles of equity that restrict the availability of equitable or legal remedies.

(i)

Residency.  If such Purchaser is an individual, then such Purchaser resides in the state or province identified in the address of such Purchaser set forth on the signature pages hereto; if such Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of such Purchaser in which its principal place of business is identified in the address or addresses of such Purchaser set forth on the signature pages hereto.

(j)

Investment Experience.  Such Purchaser is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States companies in private placements in the past, and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Purchaser to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment.  Such Purchaser is able to bear the economic risk of an investment in the Securities and is able to afford a complete loss of such investment.

(k)

Communication of Offer. Such Purchaser was contacted by either the Company or the Placement Agent with respect to a potential investment in the Securities.  Such Purchaser is not purchasing the Securities as a result of any “general solicitation” or “general advertising,” as such terms are defined in Regulation D of the Securities Act, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.

(l)

Brokers and Finders. Other than the Placement Agent with respect to the Company, no person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.  Such Purchaser acknowledges that it is purchasing the Securities directly from the Company and not from the Placement Agent.

(m)

FINRA.  Such Purchaser (i) has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, and (ii) if such Purchaser is a member of the Financial Industry Regulatory Authority (“FINRA”) or an associated person of a member of FINRA, such Purchaser, together with its affiliates and any other associated persons of such member of FINRA, does not, and as of the Closing will not, directly or indirectly have a beneficial interest (as determined under FINRA Rule 5130(i)(1)) of more than 50% of the outstanding voting securities of the Company.

(n)

Prohibited Transactions.  Since the earlier of (a) such time as such Purchaser was first contacted by the Company or the Placement Agent regarding the transactions contemplated hereby or (b) thirty (30) days prior to the date hereof, neither such Purchaser nor any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Securities, or (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities (each, a “Prohibited Transaction”).  Prior to the earliest to occur of (i) the termination of this Agreement, (ii) the Effective Date or (iii) the Effectiveness Deadline, such Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction.  Such Purchaser acknowledges that the representations, warranties and covenants contained in this Section 2(n) are being made for the benefit of the Purchasers as well as the Company and that each of the other Purchasers shall have an independent right to assert any claims against such Purchaser arising out of any breach or violation of the provisions of this Section 2(n).

3.

Representations and Warranties of the Company.  Subject to any exceptions set forth in schedules attached hereto, which schedules are incorporated herein by this reference, the Company hereby represents and warrants to each Purchaser that:

(a)

Organization and Qualification.  The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding of which the Company has received written notice or otherwise has Knowledge has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)

Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its Board of Directors or the Company’s stockholders in connection therewith other than in connection with the Required Approvals (as defined below). Each Transaction Document to which the Company is a party has been (or upon the execution and delivery thereof by the Company will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)

Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of 4,000,000 shares of Preferred Stock and 150,000,000 shares of Common Stock, of which 26,355,832 shares of Common Stock are issued and outstanding, 243,685 shares of Preferred Stock are issued and outstanding and 1,707,713 shares of Common Stock are reserved for issuance pursuant to the Company's stock option plans.  All of such outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and free of pre-emptive rights and were issued in full compliance with applicable state and federal securities law and any rights of third parties.  The Shares and the Warrant Shares have been duly reserved for future issuance.  All of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights, were issued in full compliance with applicable state and federal securities law and any rights of third parties and are owned by the Company, beneficially and of record, subject to no Lien (as defined below).  No shares of capital stock of the Company or any Subsidiary are subject to preemptive rights or any other similar rights of the stockholders or any mortgage, lien, title claim, assignment, encumbrance, security interest, adverse claim, contract of sale, restriction on use or transfer or other defect of title of any kind, other than those arising under applicable securities laws (each, a “Lien”).  Except for the Transaction Documents and options issued under Employee Benefit Plans, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) other than the Registration Rights Agreement, there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company or any Subsidiary (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Securities, and the Company is not currently contemplating any issuances of its debt or equity securities which would trigger the anti-dilution or price adjustment provisions contained in the Warrants and Common Stock.  Except for the Registration Rights Agreement, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them.  The Certificate of Incorporation of the Company as in effect on the date hereof (“Certificate of Incorporation”) and the Company’s By-laws, as in effect on the date hereof (the “By-laws”) have been made available to the Purchasers.

(d)

Issuance of Shares.  The Shares have been duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.  The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Warrant Shares.  The Placement Agent Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Placement Agent Warrant Shares.

(e)

Acknowledgment of Dilution.  The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Warrant Shares and the Placement Agent Warrant Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser or the Placement Agent and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

(f)

No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound; except in the case of each of clauses (ii) and (iii), such as could not have and would not or reasonably be expected to result in a Material Adverse Effect.

(g)

The Company has furnished to each Purchaser true and complete copies of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of December 31, 2010 and 2009 and the related consolidated income statement, consolidated statement of cash flows and consolidated statement of stockholders’ equity of the Company for the twelve (12) months then ended.  All of the financial statements described above are hereinafter referred to, collectively, as the “Financial Statements”. The Financial Statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods covered thereby, subject to, normal year-end adjustments and  the absence of footnotes thereto, and present fairly, in all material respects, the financial position of the Company and its Subsidiaries and the results of operations and cash flows as of the date and for the periods indicated therein.  Except as set forth in the Financial Statements, the Company has no material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business, (ii) obligations under contracts and commitments incurred in the ordinary course of business, and (iii) liabilities and obligations of a type or nature not required under generally accepted accounting principles to be reflected in the Financial Statements.

(h)

Absence of Certain Changes.  Since the date of the latest Financial Statements as of and for the period ended December 31, 2010, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s Financial Statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate (as defined in Rule 405), except pursuant to the Employee Benefit Plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3(h), no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed prior to the date hereof.

(i)

Absence of Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the Knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as disclosed on Schedule 3(i), could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(j)

Intellectual Property.  Schedule 3(j) attached hereto sets forth a complete and accurate listing of the Company’s and each of its Subsidiaries’ patents, patent applications, provisional patents, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, mask works, customer lists, internet domain names, know-how and other intellectual property, including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, procedures or registrations or applications relating to the same (collectively, “Intellectual Property”).  The Company owns valid title, free and clear of any Liens, or possesses the requisite valid and current licenses or rights, free and clear of any Liens, to use all Intellectual Property in connection with the conduct of its business as now operated.  Except as disclosed in Schedule 3(j), there is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s Knowledge threatened, which challenges the right of the Company or of a Subsidiary to use any Intellectual Property as such Intellectual Property is currently being used in the business.  To the Company’s Knowledge, the Company or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person, and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing.  Except as disclosed in Schedule 3(j), the Company has not received any notice of infringement of, or conflict with, the asserted rights of others with respect to the Intellectual Property.  The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

(k)

Tax Matters.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and, to the Company’s Knowledge no tax deficiency has been asserted or threatened against the Company or any Subsidiary.  The Company has not received notice that any of its tax returns is presently being audited by any taxing authority.

(l)

Certain Transactions.  None of the officers or directors of the Company and, to the Knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any Employee Benefit Plan of the Company.

(m)

Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, nonpublic information.  All disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

(n)

No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(o)

No Integrated Offering.  Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(p)

No Brokers.  The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby, other than to the Placement Agent.

(q)

Permits; Compliance.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(r)

ERISA. Schedule 3(r) sets forth all employee benefit plans maintained, established or sponsored by the Company, or in or to which the Company participates or contributes, which is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).  The Company has made all required contributions and has no liability to any such employee benefit plan, other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA,  and has complied with all applicable laws for any such employee benefit plan.

(s)

Title to Property.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use currently made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in material compliance.

(t)

Insurance.  The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.  To the Knowledge of the Company, there is no circumstance currently existing that would result in the Company or any Subsidiary not being able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.  The Company has made available to Purchaser true and correct copies of all policies relating to directors’ and officers’ liability coverage, errors and omissions coverage, and commercial general liability coverage.

(u)

Internal Controls.  The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company.  Except as noted on Schedule 3(u), the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic report under the Exchange Act, as the case may be, is being prepared.  The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date").  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 308 of Regulation S-K) or, to the Company's Knowledge, in other factors that could significantly affect the Company's internal controls.  The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the Exchange Act.

(v)

Questionable Payments.  Neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any of their respective current or former directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

(w)

Assumptions or Guaranties of Indebtedness of Other Persons.  Except as set forth on Schedule 3(w) attached hereto, neither the Company nor any of its Subsidiaries has assumed, guaranteed, endorsed, or otherwise become directly or contingently liable on, any Indebtedness or any other agreement of any other person that is not an affiliate.

(x)

Investments in Other Persons.  Neither the Company nor any of its Subsidiaries has made any loan or advance to any person which is outstanding, nor is it committed or obligated to make any such loan or advance, nor does the Company or any of its Subsidiaries own any capital stock, assets comprising the business of, obligations of, or any equity, ownership or other interest in, any person that is not an affiliate.

(y)

No Investment Company.  The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(z)

Material Contracts.  Except as disclosed on Schedule 3(z) (each contract, agreement, commitment or understanding disclosed on Schedule 3(z) being hereinafter referred to as a “Material Agreement”), or as contemplated by this Agreement or another Transaction Document, there are no agreements, understandings, commitments, instruments, contracts, employment agreements, proposed transactions or judgments to which the Company is a party or by which it is bound which may involve obligations (contingent or otherwise), or a related series of obligations (contingent or otherwise), of, or payments, or a related series of payments, by the Company in excess of $100,000 in any one year.  All Material Agreements are in full force and effect and constitute legal, valid and binding obligations of the Company and, to the Company’s Knowledge, the other parties thereto and are enforceable in accordance with their respective terms.  To the Company’s Knowledge, neither the Company nor any person is in default under the terms of any Material Agreement, and no circumstance exists that would, with the giving of notice or the passage of time, constitute a default under any Material Agreement.  The Purchasers have been furnished with complete and correct copies of all Material Agreements requested by them or their counsel to the extent requested.

(aa)

Employees.  No material labor dispute exists or, to the Knowledge of the Company, is threatened or imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company believes that their relationships and their Subsidiaries’ relationships with their respective employees are good. No executive officer is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(bb)

Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other Material Agreement to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or would not reasonably be expected to result in a Material Adverse Effect.

(cc)

Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution of, delivery and performance by the Company of the Transaction Documents, other than (i) filings with the Commission of the Registration Statement and Form 8-K, (ii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities, and (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”). Subject to the accuracy of the representations and warranties of each Purchaser set forth in Section 2 hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Securities, (ii) the issuance of the Warrant Shares upon due exercise of the Warrants, and (iii) the other transactions contemplated by the Transaction Documents from the provisions of any stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company’s Certificate of Incorporation or Bylaws that is or could reasonably be expected to become applicable to the Purchasers as a result of the transactions contemplated hereby, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Purchasers or the exercise of any right granted to the Purchasers pursuant to this Agreement or the other Transaction Documents.

(dd)

Environmental Matters.  Neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company’s Knowledge, threatened investigation that might lead to such a claim.

4.

Covenants.  In addition to the other agreements and covenants set forth herein, unless otherwise consented to in writing by the Company and a majority in interest of the Purchasers, the applicable parties hereto hereby covenant as follows:

(a)

Affirmative Obligations. The Company will furnish to the Purchasers and/or their assignees such information relating to the Company and its Subsidiaries as from time to time may reasonably be requested by the Purchasers and/or their assignees; provided, however, that the Company shall not disclose material nonpublic information to the Purchasers, or to advisors to or representatives of the Purchasers, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Purchasers, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Purchaser wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.  The Company shall maintain the quotation of its Common Stock on the Pink Sheets of the OTC Markets or listing of the Common Stock a securities exchange maintained by The NASDAQ Stock Market LLC (“Trading Markets”) and maintain such listing so long as any Affirmative Obligations remain unfulfilled or any Registrable Securities have not been resold.  The obligations contained in this Section 4(a) are referred to as the “Affirmative Obligations”.

(b)

Form D; Blue Sky Laws.  The Company agrees to file a Form D with respect to the Securities as required under Regulation D.  The Company shall take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchasers at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification).

(d)

Reporting Status; Press Release.

Following the effectiveness of the Registration Statement required under the Registration Rights Agreement, the Company shall use its reasonable best efforts file timely to file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.   The Company shall issue a press release describing the materials terms of the transaction contemplated hereby as soon as practicable following the Closing Date but in no event more than one (1) business day after the Closing Date.  The Company agrees that such press release shall not disclose the names of the Purchasers unless expressly consented to in writing by the Purchasers or unless required by applicable law or regulation, and then only to the extent of such requirement
.

(e)

Use of Proceeds.  The Company shall use the proceeds from the sale of the Shares for (i) customization of identity management products for enterprise and consumer applications; (ii) further development of intellectual property; (iii) development of SaaS capabilities for existing products; (iv) payment of up to $1.5 million of the Company's convertible secured notes, and (v) working capital and for general corporate purposes.

(f)

Expenses.  Each of the Company and the Purchasers shall be solely and exclusively responsible for the respective fees and expenses incurred by them in connection with the negotiation, preparation, execution, delivery and performance of the Transaction Documents, including, without limitation, attorneys’ fees and expenses.

(g)

Authorization and Reservation of Shares.  The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full exercise of its options under Employee Benefit Plans and issuance of the Warrant Shares in connection therewith (based on the exercise prices in effect from time to time) (the “Reserved Amount”).  The Company shall not reduce the number of shares of Common Stock reserved for issuance upon exercise of the Warrants without the consent of a majority-in-interest of the Purchasers.  If at any time the number of shares of Common Stock authorized and reserved for issuance (“Authorized and Reserved Shares”) is below the Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations under this Section 4(g), in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and shall use reasonable best efforts to obtain the favorable vote of the Company’s officer’s and directors.  The Company shall use its reasonable best efforts to obtain such stockholder approval within sixty (60) days following the date on which the number of Reserved Amount exceeds the Authorized and Reserved Shares.

(h)

Corporate Existence.  So long as a Purchaser beneficially owns any Common Stock or Warrants, the Company shall maintain its corporate existence, except in connection with a consolidation or merger of the Company with or into another corporation or any transfer of all or substantially all of the assets of the Company.

(i)

Sarbanes-Oxley Matters.  When required to do so, the Company will comply with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective for the Company, and any and all applicable rules and regulations promulgated by the SEC thereunder.  The Company shall implement such programs and shall take such steps reasonably necessary to provide for its future compliance (not later than the relevant statutory and regulatory deadline therefor) with all provisions of Section 404 of the Sarbanes-Oxley Act that shall become applicable to the Company.

(j)

ERISA.  (i) The Company shall not terminate any plan (“Plan”) of a type described in Section 402l(a) of ERISA in respect of which the Company is an “employer” as defined in Section 3(5) of ERISA so as to result in any material liability to the Pension Benefit Guaranty Corporation (the “PBGC”) established pursuant to Subtitle A of Title IV of ERISA; (ii) engage in or permit any person to engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended) involving any Plan which would subject the Company to any material tax, penalty or other liability; (iii) incur or suffer to exist any material “accumulated funding deficiency” (as defined in Section 302 of ERISA), whether or not waived, involving any Plan; or (iv) allow or suffer to exist any event or condition, which presents a material risk of incurring a material liability to the PBGC by reason of termination of any Plan.

(k)

No Integration.  The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

(l)

Intellectual Property.  Subject to the Company’s reasonable business judgment, each of the Company and each of its Subsidiaries shall use commercially reasonable efforts maintain in full force and effect its existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

(m)

Taxes.  The Company shall duly pay and discharge all material taxes or other material claims, which might become a lien upon any of its material property except to the extent that any thereof are being disputed in good faith appropriately contested with adequate reserves provided therefor.

(n)

Preferred Stock.  All shares of the Company's Series C 8% Convertible Preferred Stock and Series D 8% Convertible Preferred Stock shall be converted into Common Stock according to their terms

This Section 4 shall terminate in its entirety upon the earlier to occur of (i) the date that no Purchaser owns any Securities or (ii) December 12, 2016.

5.

Removal of Legends.  In connection with any sale or disposition of the Securities by a Purchaser pursuant to Rule 144 or pursuant to any other exemption under the Securities Act such that the purchaser acquires freely tradable shares and upon compliance by the Purchaser with the requirements of this Agreement, the Company shall or, in the case of Common Stock, shall cause the transfer agent for the Common Stock (the “Transfer Agent”) to issue replacement certificates representing the Securities sold or disposed of without restrictive legends.  Upon the earlier of (i) registration for resale pursuant to the Registration Rights Agreement or (ii) the Shares becoming freely tradable by a non-affiliate pursuant to Rule 144 the Company shall (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall reissue a certificate representing shares of Common Stock without legends upon receipt by such Transfer Agent of the legended certificates for such shares, together with either (1) a customary representation by the Purchaser that Rule 144 applies to the shares of Common Stock represented thereby or (2) a statement by the Purchaser that such Purchaser has sold the shares of Common Stock represented thereby in accordance with the Plan of Distribution contained in the Registration Statement, and (B) cause its counsel to deliver to the Transfer Agent one or more blanket opinions to the effect that the removal of such legends in such circumstances may be effected under the Securities Act.  From and after the earlier of such dates, upon an Purchaser’s written request, the Company shall promptly cause certificates evidencing the Purchaser’s Securities to be replaced with certificates which do not bear such restrictive legends, and Warrant Shares subsequently issued upon due exercise of the Warrants shall not bear such restrictive legends provided the provisions of either clause (i) or clause (ii) above, as applicable, are satisfied with respect to such Warrant Shares.  When the Company is required to cause an unlegended certificate to replace a previously issued legended certificate, if: (1) the unlegended certificate is not delivered to an Purchaser within three (3) Business Days of submission by that Purchaser of a legended certificate and supporting documentation to the Transfer Agent as provided above and (2) prior to the time such unlegended certificate is received by the Purchaser, the Purchaser, or any third party on behalf of such Purchaser or for the Purchaser’s account, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of shares represented by such certificate (a “Buy-In”), then the Company shall pay in cash to the Purchaser (for costs incurred either directly by such Purchaser or on behalf of a third party) the amount by which the total purchase price paid for Common Stock as a result of the Buy-In (including brokerage commissions, if any) exceeds the proceeds received by such Purchaser as a result of the sale to which such Buy-In relates.  The Purchaser shall provide the Company written notice indicating the amounts payable to the Purchaser in respect of the Buy-In.

6.

Conditions to the Company’s Obligation to Sell.  The obligation of the Company hereunder to issue and sell the Common Stock Shares and Warrants to a Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a)

The applicable Purchaser shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

(b)

The applicable Purchaser shall have delivered the Subscription Amount in accordance with Section 1(c) above.

(c)

The representations and warranties of the applicable Purchaser shall be true and correct in all material respects, and the applicable Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the other Transaction Documents to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing Date.

(d)

No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement and the other Transaction Documents.

(e)

The Company shall have received gross proceeds from the sale of the Shares and Warrants as contemplated hereby of at least Ten Million Dollars ($10,000,000).

7.

Conditions to Each Purchaser’s Obligation to Purchase.  The obligation of each Purchaser hereunder to purchase the Common Stock Shares and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion:

(a)

The Company shall have executed and delivered to such Purchaser this Agreement and each other Transaction Document to which the Company is a party.

(b)

The Company shall have delivered an irrevocable notice to its transfer agent to deliver to such Purchaser (i) a stock certificate of the Company certifying that each Purchaser is the holder of record of the number of Common Stock set forth opposite such Purchaser’s name on Schedule A and (ii) a Warrant to purchase the number of Warrant Shares set forth opposite such Purchaser’s name on Schedule A   in accordance with Section 1(c) above.

(c)

The representations and warranties made by the Company in Section 3 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 3 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.  The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(d)

The Company shall have obtained any and all consents, permits, approvals, registrations and waivers  necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

(e)

No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(f)

No event shall have occurred which would reasonably be expected to have a Material Adverse Effect on the Company.

(g)

The Company’s counsel shall have delivered the opinion in the form attached as Exhibit D hereto.

(h)

The Company's officers and directors shall have entered into a Lock-Up Agreement, in the form attached as Exhibit E hereto, whereby each agrees to not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by him during the 180-day period following the effective date of the Registration Statement.

(j)

The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (c), (d), (e), (f) and (l) of this Section 7.

(k)

The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.

(l)

No stop order or suspension of trading shall have been imposed by the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

(m)

All issued and outstanding convertible secured debt shall be converted into Common Stock according to its terms;

(n)

A notice has been sent to all holders of Series C 8% Convertible Preferred Stock and Series D 8% Convertible Preferred Stock to notify all holders that the Series C 8% Convertible Preferred Stock and Series D 8% Convertible Preferred Stock shall be converted into Common Stock according to their terms; and

(o)

All outstanding warrants with anti-dilution protection held by Neal Goldman and the Gruber McBaine group of investors shall be amended so that the exercise price of such warrants cannot be reduced to less than $.50.

8.

Termination of Obligations to Effect Closing; Effects.

(a)

The obligations of the Company, on the one hand, and the Purchasers, on the other hand, to effect the Closing shall terminate as follows:

(i)

Upon the mutual written consent of the Company and the Purchasers;

(ii)

By the Company if any of the conditions set forth in Section 6 shall have become incapable of fulfillment, and shall not have been waived by the Company;

(iii)

By a Purchaser (with respect to itself only) if any of the conditions set forth in Section 7 shall have become incapable of fulfillment, and shall not have been waived by the Purchaser; or

(iv)

By either the Company or any Purchaser (with respect to itself only) if the Closing has not occurred on or prior to the 30th date after the date hereof;

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

(b)

In the event of termination by the Company or any Purchaser of its obligations to effect the Closing pursuant to this Section 8, written notice thereof shall forthwith be given to the other Purchasers by the Company and the other Purchasers shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Purchasers.  Nothing in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.

Governing Law; Jurisdiction; Fees; Waiver of Jury Trial.

(a)

This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

10.

Miscellaneous.

(a)

Counterparts; Signatures by Facsimile.  This Agreement may be executed in one or more counterparts (with the Purchasers each executing the counterpart in the form of Annex A hereto).  Each of such counterparts shall be deemed an original, and all of which shall, when taken together, constitute one and the same agreement, and shall become effective when counterparts have been signed by each party and delivered to the other party.  This Agreement, once executed by a party (including in the manner described above), may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(b)

Headings.  The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(c)

Severability.  In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(d)

Entire Agreement; Amendments.  This Agreement, the other Transaction Documents and the instruments, documents, exhibits and schedules referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and the Required Purchasers.

(e)

Notices.  Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile transmission and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile transmission, with printed confirmation of receipt, in each case addressed to a party.  The addresses for such communications shall be:

If to the Company:

ImageWare Systems, Inc.

10815 Rancho Bernardo Road, Suite 310

San Diego, CA 92127

Attention: Mr. Jim Miller, CEO

Telephone: (858) 673-8600

Facsimile:

with a copy to:

Daniel W. Rumsey

Disclosure Law Group

501 West Broadway, Suite 800

San Diego, CA 92101

Telephone: (619) 795-1134

Facsimile: (619) 330-2101

If to a Purchaser:

To the address and fax number set forth immediately below such Purchaser’s name on the counterpart signature pages hereto.

With copy to:

MDB Capital Group, LLC

401 Wilshire Blvd., Suite 1020

Santa Monica, CA 90401

Attention: Peter Conley, Managing Director

Telephone: (310) 526-5025

Facsimile:  (310) 526-5020

Each party shall provide notice to the other party of any change in address, telephone or facsimile number (including, if a Purchaser is holding any Securities purchased hereunder in street name, the address, telephone and facsimile of the beneficial owner of such Securities), and each Purchaser and its assignees under Section 10(f) acknowledge and agree that such parties must provide such notice and contact information promptly (but in any event within 30 days of any change in such information or assignment of any rights hereunder).

(f)

Successors and Assigns.  This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchasers, as applicable, provided, however, that a Purchaser may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Securities in a transaction complying with applicable securities laws without the prior written consent of the Company or the other Purchasers.  The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Without limiting the generality of the foregoing, in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Shares” shall be deemed to refer to the securities received by the Purchasers in connection with such transaction.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(g)

Survival; Indemnification.

(i)

The representations and warranties of the Company set forth in Section 3 hereof shall survive the Closing Date, notwithstanding any due diligence investigation conducted by or on behalf of the Purchasers.  The representations and warranties of each Purchaser set forth in Section 2 shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of the Company.

(ii)

The Company agrees to indemnify and hold harmless each Purchaser and its Affiliates and their respective directors, officers, trustees, members, managers, employees and agents, and their respective successors and assigns, from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

(iii)

Any Person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(i)

Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)

No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(k)

Definitions.  In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common Control with, such Person.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company’s Knowledge,” “Knowledge of the Company” and words of similar import means the actual knowledge of the executive officers (as defined in Rule 405 under the Securities Act) of the Company, after due inquiry.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Effective Date” means the date on which the initial Registration Statement is declared effective by the SEC.

“Effectiveness Deadline” means the date on which the initial Registration Statement is required to be declared effective by the SEC under the terms of the Registration Rights Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

"Preferred Stock" means the authorized shares of the Company's preferred stock.

“Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Required Purchasers” means (i) prior to the Closing Date, the Purchasers agreeing to purchase at least a majority of the Shares and Warrants hereunder, and (ii) from and after the Closing Date the Purchasers beneficially owning at least a majority of the Shares and the Warrant Shares (if any) then outstanding and held by all of the Purchasers.

“Securities” means the Shares and Warrants to be issued at Closing.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person, and such Subsidiary is material to the financial condition, operations or business of the Company.

[Remainder of page intentionally left blank; signature pages follow.]

`

IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first above written.

IMAGEWARE SYSTEMS, INC.

By: /s/ S. James Miller, Jr._____________

       Name:  S. James Miller, Jr.

       Title:  Chief Executive Officer

PURCHASERS:

The Purchasers executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

SCHEDULE OF EXCEPTIONS

TO
REPRESENTATIONS AND WARRANTIES
OF
IMAGEWARE SYSTEMS, INC.

The following Schedules of Exceptions refers to the applicable Section set forth in the Securities Purchase Agreement by and between ImageWare Systems, Inc. (the “Company”) and the Purchasers thereto (the “Purchase Agreement”).  The following exceptions are hereby incorporated by reference, and made a part of, the Purchase Agreement:

Schedule 3.(c)(i)

Set forth below are the outstanding shares and shares reserved for issuance upon conversion or exercise of derivative securities, including convertible preferred stock, convertible debt, employee options, outstanding warrants and unvested restricted stock grants, each as of the Closing Date.

Common Stock outstanding				26,355,832

Preferred Stock		Liquidation Preference
Series B	239,400 shares	$770,343.29	as converted	58,415
Series C	2,200 shares	$3,103,145.21	as converted	6,206,290
Series D	2,085 shares	$2,791,448.22	as converted	5,582,896

Convertible Notes		$6,527,379.18	as converted	13,054,758

Employee stock options				1,707,713

Restricted stock grants		Unvested		360,000

Warrants				15,900,260

Fully Diluted				69,226,165

Assuming consummation of the Closing, each of the Series C and Series D preferred stock will automatically convert into shares of common stock, $1.5 million of the convertible notes will be paid from proceeds from the Offering, and the remaining due and payable under the convertible notes will be converted into shares of common stock of the Company.

Schedule 3.(c )(ii)

The Company is a party to a Registration Rights Agreement, dated February 12, 2009, pursuant to which BET Funding LLC has the right to register shares of common stock held by BET Funding LLC.

Schedule 3.(c)(iii)

Warrants exercisable for 13,810,436 shares of the Company’s common stock are issued and outstanding, which warrants contain anti-dilution/price adjustment provisions.  These warrants are being amended to prevent the downward adjustment to the exercise price below $0.50 per share.  In addition, the Series C and Series D preferred stock contain anti-dilution / price adjustment provisions, which Series C and Series D will convert to shares of the Company’s common stock upon Closing.

Schedule 3.(h)(ii)

The Company has issued $1.1 million in additional promissory notes, of which $600,000 is being used to purchase Shares in the Offering, and the remainder of which is being paid using proceeds from the Offering.

Schedule 3.(j)

The Company owns the following patents and patent applications

File Number IP Family Number	Country	Status	Title	Serial No Filing Date	Patent No. Issue Date
88764-672967 000100US	United States of America	Issued	IMAGE EDITING SYSTEM	07/919,584 Jul 23, 1992	5,577,179 Nov 19, 1996
88764-674501 001900US	United States of America	Issued	IMAGE EDITING SYSTEM INCLUDING SIZING FUNCTION	08/745,471 Nov 12, 1996	5,687,306 Nov 11, 1997
88764-728826 002700AU	Australia	Pending	MULTIMODAL BIOMETRIC PLATFORM	2005307863 Nov 15, 2005
88764-728827 002700CA	Canada	Pending	MULTIMODAL BIOMETRIC PLATFORM	2,588,078 Nov 15, 2005
88764-705299 002700CL	Chile	Pending	MULTIMODAL BIOMETRIC PLATFORM	2991-05 Nov 16, 2005
88764-687915 002700US	United States of America	Issued	MULTIMODAL BIOMETRIC PLATFORM	10/991,352 Nov 16, 2004	7,298,873 Nov 20, 2007
88764-738213 002710US	United States of America	Issued	MULTIMODAL BIOMETRIC PLATFORM	11/927,476 Oct 29, 2007	7,606,396 Oct 20, 2009
88764-738214 002720US	United States of America	Issued	MULTIMODAL BIOMETRIC PLATFORM	11/927,472 Oct 29, 2007	7,596,246 Sep 29, 2009
88764-734703 002910AU	Australia	Issued	MULTIMODAL BIOMETRIC ANALYSIS	2006336252 Mar 17, 2006	2006336252 Sep 9, 2010
88764-734704 002910CA	Canada	Pending	MULTIMODAL BIOMETRIC ANALYSIS	2,600,388 Mar 17, 2006
88764-734705 002910CN	China	Issued	MULTIMODAL BIOMETRIC ANALYSIS	200680008481.4 Mar 17, 2006	CN101233459B Jan 26, 2011
88764-734706 002910EP	European Patent Office	Published	MULTIMODAL BIOMETRIC ANALYSIS	06849332.9 Mar 17, 2006
88764-706896 002910US	United States of America	Issued	MULTIMODAL BIOMETRIC ANALYSIS	11/378,015 Mar 17, 2006	7,362,884 Apr 22, 2008
88764-751197 003110CA	Canada	Pending	BIOMETRIC REMEDIATION OF DATASETS	2,630,711 Nov 24, 2006
88764-720486 003110US	United States of America	Issued		11/563,059 Nov 24, 2006	7,949,156 May 24, 2011

Additional Patent Applications:

•

Anonymous Biometric Verification System (US-IDMS-001) has been accorded U.S. Provisional Patent Application No. 61/567,591;

•

Anonymous Biometric Enrollment System (US-IDMS-002) has been accorded U.S. Provisional Patent Application No. 61/567,595; and

•

Anonymous Biometric Identification System (US-IDMS-003) has been accorded U.S. Provisional Patent Application No. 61/567,599.

The Company owns the following trademarks:

•

ImageWare

•

IWS Biometric Engine

•

EPI Builder

Schedule 3.(k)

The Company’s Canadian subsidiary has been audited relative to Canadian taxes and the Canadian tax authority has issued a proposed notice of assessment of approximately $560,000.  The Company has appealed the assessment and was successful in reducing the liability to approximately $150,000.

Schedule 3.(l)

The Company has issued certain convertible notes to directors and officers of the Company, in the principal amount totaling $110,000 (“Management Notes”), which Management Notes are convertible into 231,452 shares of the Company’s Common Stock.

Schedule 3.(r )

 The Company manages the ImageWare Systems, Inc. 401(k) Plan and Trust

Schedule 3.(u)

Under the supervision and with the participation of the Company’s management, including our principal executive officer and principal financial officer, management conducted an evaluation of the effectiveness of the design and operations of the Company’s disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as of December 31, 2009 and 2010. Based on this evaluation, the Company’s Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures were not effective to ensure that information required to be disclosed in the reports submitted under the Securities and Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms, due to the weaknesses described below.  In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework.

Due principally to the Company’s liquidity challenges in 2009, the Company was compelled to reduce personnel, including accounting staff, and therefore suspend SEC filings and the associated costs until such time as the Company had sufficient resources to cover ongoing operations and the expenses of maintaining compliance with SEC filing requirements.  These factors contributed to a material weakness in the Company’s disclosure controls and procedures, and therefore arguably the Company’s entity level control environment, and prevented the Company from timely filing its required reports with the SEC.  While the Company nevertheless has competent accounting and finance professionals necessary to ensure accurate reporting with the SEC, the weakness described above, together with our limited resources with which to conduct an audit of its financial statements, prevented the Company from timely filing with the SEC.

Schedule 3.(z)

The following represent Material Agreements of the Company:

1.

Employment Agreement with Jim Miller as amended on March 4, 2011;

2.

Employment Agreement with Wayne Wetherell as amended on March 4, 2011;

3.

Change in Control and Severance Benefits Agreement with Chuck AuBuchon as amended on March 4, 2011;

4.

Change in Control and Severance Benefits Agreement with Dave Harding as amended on March 4, 2011;

5.

6 % convertible notes issued to Neal Goldman dated October 5, 2010, November 24, 2010, December 8, 2010, June 9, 2011 and associated Security Agreement dated December 8, 2010;

6.

6% notes issued to Neal Goldman dated October 13, 2011, November 10, 2011 and November 23, 2011;

7.

7% convertible notes issued to Jim Miller, Chuck AuBuchon, Steve Hamm and David Loesch dated November 14, 2008;

8.

Lease agreement for the San Diego office dated November 30, 2010;

9.

Lease agreement for the Clackamas, Oregon office dated October 2, 2009; and

10.

Lease agreement for the Ottawa, Canada office dated July 25, 2008.

Schedule 3.(cc)

The Company is currently not current with its required filings with the SEC.  The Company intends to file delinquent reports through December 31, 2010 upon receipt of consent from the SEC granting an accommodation to file delinquent reports through December 31, 2010, on one Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which consent has been requested.  The Company currently intends to file quarterly reports for 2011 before January 31, 2012, therefore becoming current with its reporting obligations under the Securities and Exchange Act of 1934, as amended, by such date.

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